TIFF Investment Program, Inc.

Supplement dated April 29, 2011
to the Currently Effective Prospectus and Statement of Additional Information

On March 21, 2011, the Board of Directors of TIFF Investment Program, Inc. (“TIP”) approved two proposals, as described below, which will be submitted to the appropriate shareholders of TIP (“members”) for their approval at upcoming member meetings.  The first proposal relates to the fees payable by TIFF Multi-Asset Fund (“MAF”) to its investment advisor, TIFF Advisory Services, Inc. (“TAS”).  The second proposal relates to the proposed combination of TIFF International Equity Fund (“IEF”) and TIFF US Equity Fund (“USEF”) into MAF, and the subsequent liquidation of IEF and USEF.

Proposal to increase fees of TIFF Multi-Asset Fund

The TIP Board has approved, and members of MAF will soon be asked to approve, an amended and restated advisory agreement between TIP, on behalf of MAF, and TAS, that will increase the investment advisory fees payable to TAS as MAF's investment advisor. The proposed fee increase is intended to provide TAS with additional capital needed to provide the investment staffing and other resources TAS deems appropriate for the effective stewardship of MAF’s assets.  The additional capital will also support both TAS’s and TIP’s management of their affairs in a legal, regulatory, and operational environment that has become increasingly complex and burdensome since MAF’s existing fee schedule was established in 1995.  The proposed new fee schedule is set forth below:

PROPOSED FEE SCHEDULE
	Breakpoint (Net Assets)	Rate
First	$1,000,000,000	0.25%
Next	$1,000,000,000	0.23%
Next	$1,000,000,000	0.20%
Over	$3,000,000,000	0.18%

Had the proposed fee schedule been in effect for the year ended December 31, 2010, the effective investment advisory fee rate payable to TAS would have been 0.221% of MAF’s average net assets versus the actual effective fee rate of 0.137% of MAF’s average net assets.

MAF members of record as of April 8, 2011, were recently sent a proxy statement requesting their vote on the proposed fee schedule at a special meeting of the members of MAF to be held at 2:00 p.m., Eastern time, on May 23, 2011, at the offices of TIFF Advisory Services, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428 and any adjournment(s) thereof.  If approved by members, the proposed fee schedule is expected to become effective the first day of the month following the meeting of members at which such approval is received.

Proposal to liquidate TIFF International Equity Fund and TIFF US Equity Fund through a combination with TIFF Multi-Asset Fund

The TIP Board and TAS management have determined that the continued offering of IEF and USEF is not in the best interests of the respective funds’ members.  Thus, the TIP Board has approved, and members of IEF and USEF will be asked to approve, a proposal to combine each of IEF and USEF with and into MAF.  If the proposed transactions are approved by members, MAF will acquire all of the assets and stated liabilities of each of IEF and USEF and, in return, will issue to IEF and USEF shares of MAF having a value equal to the value of the assets, net of the liabilities, acquired by MAF.  The shares of MAF will then be distributed to members of IEF and USEF in exchange for their IEF and USEF shares, and IEF and USEF will be liquidated.  As a result, members of IEF and USEF as of the effective date of the transactions will become members of MAF.

If the proposed transactions are approved by IEF and USEF members at a meeting expected to be held during the third quarter of this year, such members will be offered the opportunity to redeem the MAF shares that they receive as part of the transactions within five (5) business days immediately following the closing of the transactions without paying the 0.50% exit fee normally assessed by MAF on redemptions provided that a member wishing to take advantage of this redemption fee waiver gives at least 30 days’ advance written notice to TAS of its intention to redeem.

It is anticipated that in the coming months members of IEF and USEF will receive a joint proxy statement/prospectus requesting their votes on the proposed transactions.  If approved by members, and subject to receipt of a private letter ruling from the Internal Revenue Service, the transactions are currently expected to be completed in the third quarter of 2011.   IEF and USEF were closed to new members and to additional investments from current members (other than reinvestments of dividends and distributions) effective April 1, 2011.

All funds

Members of one or more of the funds as of the applicable record dates will receive proxy materials containing information about the special meetings and the matters to be voted upon.  Only members of MAF will be entitled to vote on the proposal related to the advisory fees payable to TAS and only members of IEF and USEF will be entitled to vote on the proposal to combine IEF and USEF with and into MAF.  Members that do not hold shares of the applicable fund as of the pertinent record date will not be entitled to vote. The proxy materials will also be available, free of charge, on the SEC's website at www.sec.gov, on TIFF’s website at www.tiff.org, or by calling TIFF at 800-984-0084.

Please retain this Supplement with your records.